Acquisition Of Additional Ownership Interest In Syncrude	12 Months Ended
Dec. 31, 2017
Syncrude
Disclosure of detailed information about business combination [line items]
ROSEBANK ACQUISITION

8. ACQUISITION OF ADDITIONAL OWNERSHIP INTEREST IN SYNCRUDE

On June 23, 2016, Suncor completed the purchase of an additional 5% working interest in the Syncrude project from Murphy Oil Corporation's Canadian subsidiary for $946 million after purchase price adjustments. The purchase increased Suncor's share in the Syncrude project to 53.74%

The acquisition has been accounted for as a business combination using the acquisition method. The purchase price allocation was based on management's best estimates of fair values of Syncrude's assets and liabilities as at June 23, 2016.

($ millions)

Accounts receivable	8

Inventory	19

Property, plant and equipment	1 330

Exploration and evaluation	82

Total assets acquired	1 439

Accounts payable and other liabilities	(29)

Employee future benefits	(49)

Decommissioning provision	(187)

Deferred income taxes	(228)

Total liabilities assumed	(493)

Net assets acquired	946

The fair values of accounts receivable and accounts payable approximate their carrying values due to the short-term maturity of the instruments. The fair value of crude inventory was determined using quoted prices and rates from available pricing sources. The fair value of materials and supplies inventory approximates book value due to short-term turnover rates. The fair values of property, plant and equipment, and the decommissioning provision were determined using an expected future cash flow approach. Key assumptions used in the calculations were discount rates, future commodity prices and costs, timing of development activities, projections of oil reserves, and cost estimates to abandon and reclaim the mine and facilities. All of the key assumptions were applied on a consistent basis with the COS acquisition (note 7).

The additional interest in Syncrude contributed $191 million to gross revenues and $7 million to consolidated net income from the acquisition date to December 31, 2016.

Had the acquisition occurred on January 1, 2016, the additional interest would have contributed $275 million to gross revenues and $26 million to consolidated net loss, which would have resulted in gross revenues of $27 billion and consolidated net income of $412 million for the year ended December 31, 2016.